SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 25, 2001

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.  OTHER  EVENTS

     Set forth below for Concurrent Computer Corporation are (1) the condensed consolidated balance sheets as of September 30, 2001 (unaudited) and June 30, 2001, (2) the unaudited condensed consolidated statements of operations for the three months ended September 30, 2001 and the three months ended September 30, 2000, and (3) the unaudited segment data for the three months ended September 30, 2001 and the three months ended September 30, 2000.

                           CONCURRENT COMPUTER CORPORATION
                         CONDENSED CONSOLIDATED BALANCE SHEETS
                                    (IN THOUSANDS)

                                                   SEPTEMBER 30,     JUNE 30,
                                                       2001            2001
                                                    (UNAUDITED)
                                                  ---------------  ------------
  ASSETS
     Cash and cash equivalents                    $       29,423   $     9,460
     Trade accounts receivable, net                       13,981        14,348
     Inventories                                           7,005         7,187
     Prepaid expenses and other current assets             1,434         1,058
                                                  ---------------  ------------
        Total current assets                              51,843        32,053

     Property, plant and equipment, net                   10,515        10,484
     Purchased developed computer software, net            1,536         1,583
     Goodwill, net                                        10,744        10,744
     Other long-term assets, net                           2,214         2,188
                                                  ---------------  ------------

   Total assets                                   $       76,852   $    57,052
                                                  ===============  ============


   LIABILITIES
     Accounts payable and accrued expenses        $       11,089   $    13,929
     Deferred revenue                                      2,872         3,300
                                                  ---------------  ------------
        Total current liabilities                         13,961        17,229

     Long-term deferred revenue                            1,161         1,193
     Other long-term liabilities                           5,437         5,347

   STOCKHOLDERS' EQUITY
     Common stock                                            608           551
     Additional Paid-in Capital                          166,042       140,352
     Treasury stock                                          (58)          (58)
     Retained earnings (deficit)                        (105,770)     (102,760)
     Accumulated other comprehensive loss                 (4,529)       (4,802)
                                                  ---------------  ------------
        Total stockholders' equity                        56,293        33,283
                                                  ---------------  ------------

   Total liabilities and stockholders' equity     $       76,852   $    57,052
                                                  ===============  ============

                        CONCURRENT COMPUTER CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                            THREE MONTHS ENDED SEPTEMBER 30,
                                            -------------------------------
                                                  2001           2000
                                               (Unaudited)    (Unaudited)
                                              -------------  ------------
Revenues:
  Product sales
    Real-time systems                         $      5,336   $     4,711
    Video-on-demand systems                          3,513         5,437
                                              -------------  ------------
      Total product sales                            8,849        10,148
  Service and other                                  5,253         6,164
                                              -------------  ------------
      Total                                         14,102        16,312

Cost of sales:
  Real-time and video-on-demand systems              4,793         5,561
  Service and other                                  2,849         3,160
                                              -------------  ------------
      Total                                          7,642         8,721
                                              -------------  ------------

Gross margin                                         6,460         7,591

Operating expenses:
  Sales and marketing                                4,154         4,073
  Research and development                           3,461         2,631
  General and administrative                         1,909         2,467
                                              -------------  ------------
      Total operating expenses                       9,524         9,171
                                              -------------  ------------

Operating income (loss)                             (3,064)       (1,580)

Other income (loss)                                    204           (64)
                                              -------------  ------------
Income (loss) before income taxes                   (2,860)       (1,644)

Provision for income taxes                             150           150
                                              -------------  ------------

Net income (loss)                             $     (3,010)  $    (1,794)
                                              =============  ============



Basic net income (loss) per share             $      (0.05)  $     (0.03)
                                              =============  ============

Diluted net income (loss) per share           $      (0.05)  $     (0.03)
                                              =============  ============

Basic weighted average shares outstanding           59,564        53,988
                                              =============  ============

Diluted weighted average shares outstanding         59,564        53,988
                                              =============  ============

                         CONCURRENT COMPUTER CORPORATION
                                  SEGMENT DATA
                                 (IN THOUSANDS)

                                   REAL-TIME DIVISION          XSTREME DIVISION
                               --------------------------  --------------------------
                                   THREE MONTHS ENDED         THREE MONTHS ENDED
                               --------------------------  --------------------------
                               09/30/2001    09/30/2000    09/30/2001    09/30/2000
                               (Unaudited)   (Unaudited)   (Unaudited)   (Unaudited)
                               ------------  ------------  ------------  ------------
Revenues:
  Product Sales                $      5,336  $      4,711  $     3,513   $     5,437
  Service and other                   5,253         6,164            -             -
                               ------------  ------------  ------------  ------------
     Total                           10,589        10,875        3,513         5,437

Cost of sales:
  Systems                             2,501         2,390        2,292         3,171
  Service and other                   2,849         3,160            -             -
                               ------------  ------------  ------------  ------------
     Total                            5,350         5,550        2,292         3,171
                               ------------  ------------  ------------  ------------

Gross margin                          5,239         5,325        1,221         2,266

Operating expenses
  Sales and marketing                 1,675         1,963        2,479         2,110
  Research and development            1,232           829        2,229         1,802
  General and administrative            919           930          990         1,537
                               ------------  ------------  ------------  ------------
    Total operating expenses          3,826         3,722        5,698         5,449
                               ------------  ------------  ------------  ------------

Operating income (loss)        $      1,413  $      1,603  $    (4,477)  $    (3,183)
                               ============  ============  ============  ============

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  October  25,  2001.

                                       CONCURRENT  COMPUTER  CORPORATION



                                  By:   /s/  Steven  R.  Norton
                                       -----------------------------------------
                                       Steven  R.  Norton
                                       Executive Vice President, Chief Financial
                                           Officer  and  Secretary

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